Goodwill, Other Intangible Assets and Intangible Liabilities	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Other Intangible Assets and Intangible Liabilities
NOTE 8: GOODWILL, OTHER INTANGIBLE ASSETS AND INTANGIBLE LIABILITIES
Goodwill and other intangible assets consisted of the following (in thousands):

	December 31, 2015			December 28, 2014
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Other intangible assets subject to amortization (1)
Affiliate relationships (useful life of 16 years)	$212,000	$(39,750)	$172,250	$212,000	$(26,500)	$185,500
Advertiser relationships (useful life of 8 years)	168,000	(63,000)	105,000	168,000	(42,000)	126,000
Network affiliation agreements (useful life of 5 to 16 years)	362,000	(92,113)	269,887	362,000	(50,485)	311,515
Retransmission consent agreements (useful life of 7 to 12 years)	830,100	(196,955)	633,145	830,100	(106,897)	723,203
Other customer relationships (useful life of 3 to 16 years)	114,827	(23,315)	91,512	99,528	(12,632)	86,896
Content Databases (useful lives of 5 to 16)	134,299	(23,623)	110,676	122,400	(13,001)	109,399
Other technology (useful life of 4 to 10 years)	47,011	(9,733)	37,278	41,385	(4,022)	37,363
Trade names and trademarks (useful life of 3 to 15 years)	13,853	(1,625)	12,228	9,300	(597)	8,703
Other (useful life of 3 to 11 years)	16,337	(5,514)	10,823	10,770	(2,955)	7,815
Total	$1,898,427	$(455,628)	1,442,799	$1,855,483	$(259,089)	1,596,394
Other intangible assets not subject to amortization
FCC licenses			782,600			786,600
Trade name			14,800			14,800
Total other intangible assets, net			2,240,199			2,397,794
Goodwill
Television and Entertainment			3,220,300			3,601,300
Digital and Data			341,512			316,836
Total goodwill			3,561,812			3,918,136
Total goodwill and other intangible assets			$5,802,011			$6,315,930

The changes in the carrying amounts of intangible assets during the years ended December 31, 2015 and December 28, 2014 were as follows (in thousands):

	Television and Entertainment	Digital and Data	Discontinued Operations	Total
Other intangible assets subject to amortization
Balance as of December 29, 2013	$1,551,599	$103,062	$28,682	$1,683,343
Acquisitions (1)	—	161,900	17,009	178,909
Amortization (2)	(198,441)	(21,255)	(4,191)	(223,887)
Balance sheet reclassifications (3)	(291)	—	—	(291)
Distributed in Publishing Spin-off	—	—	(41,500)	(41,500)
Foreign currency translation adjustment	—	(180)	—	(180)
Balance as of December 28, 2014	$1,352,867	$243,527	$—	$1,596,394
Acquisitions (1)	—	49,100	—	49,100
Amortization (2)	(167,321)	(29,314)	—	(196,635)
Balance sheet reclassifications (3)	(331)	—	—	(331)
Foreign currency translation adjustment	—	(5,729)	—	(5,729)
Balance as of December 31, 2015	$1,185,215	$257,584	$—	$1,442,799

Other intangible assets not subject to amortization
Balance as of December 29, 2013	$801,400	$—	$31,800	$833,200
Distributed in Publishing Spin-off	—	—	(31,800)	(31,800)
Balance as of December 28, 2014	$801,400	$—	$—	$801,400
Impairment charge	(4,000)	—	—	(4,000)
Balance as of December 31, 2015	$797,400	$—	$—	$797,400

Goodwill
Balance as of December 29, 2013	$3,601,300	$198,565	$15,331	$3,815,196
Acquisitions (1)	—	118,378	20,119	138,497
Distributed in Publishing Spin-off	—	—	(35,450)	(35,450)
Foreign currency translation adjustment	—	(107)	—	(107)
Balance as of December 28, 2014	$3,601,300	$316,836	$—	$3,918,136
Acquisitions (1)	—	30,616	—	30,616
Foreign currency translation adjustment	—	(5,940)	—	(5,940)
Impairment charge	(381,000)	—	—	(381,000)
Balance as of December 31, 2015	$3,220,300	$341,512	$—	$3,561,812
Total goodwill and other intangible assets as of December 31, 2015	$5,202,915	$599,096	$—	$5,802,011

(1)
Acquisitions include the purchase of certain intellectual property on July 1, 2015 for $5 million which will be amortized over a three year period. See Note 5 for additional information regarding other acquisitions.

(2)
Amortization of intangible assets includes $1 million related to lease contract intangible assets and is recorded in cost of sales or selling, general and administrative expense, if applicable, in the Consolidated Statements of Operations.

(3)	Represents net reclassifications which are reflected as an increase to broadcast rights assets in the Consolidated Balance Sheets at December 31, 2015 and December 28, 2014.

As described in Note 4, the Company recorded contract intangible liabilities totaling $227 million in connection with the adoption of fresh-start reporting on the Effective Date. Of this amount, approximately $226 million was related to contracts for broadcast rights programming not yet available for broadcast. In addition, the Company recorded $9 million of intangible liabilities related to contracts for broadcast rights programming in connection with the Local TV Acquisition on December 27, 2013 (see Note 5). These intangible liabilities are reclassified as a reduction of broadcast rights assets in the Consolidated Balance Sheet as the programming becomes available for broadcast and subsequently amortized as a reduction of programming expenses in the Consolidated Statement of Operations in accordance with the Company’s methodology for amortizing the related broadcast rights.
The Company’s intangible liabilities subject to amortization consisted of the following (in thousands):

	December 31, 2015			December 28, 2014
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
Intangible liabilities subject to amortization
Broadcast rights intangible liabilities	$80,440	$(66,729)	$13,711	$102,373	$(68,059)	$34,314
Lease contract intangible liabilities	209	(148)	61	209	(98)	111
Total intangible liabilities subject to amortization	$80,649	$(66,877)	$13,772	$102,582	$(68,157)	$34,425

The net changes in the carrying amounts of intangible liabilities during 2014 and 2015 were as follows (in thousands):

	Television and Entertainment	Discontinued Operations	Total
Intangible liabilities subject to amortization
Balance at December 29, 2013	$193,402	$328	$193,730
Amortization	(37,351)	(94)	(37,445)
Balance sheet reclassifications (1)	(121,626)	—	(121,626)
Distributed in Publishing Spin-off	—	(234)	(234)
Balance at December 28, 2014	$34,425	$—	$34,425
Amortization	(16,385)	—	(16,385)
Balance sheet reclassifications (1)	(4,268)	—	(4,268)
Balance at December 31, 2015	$13,772	$—	$13,772

(1)	Represents net reclassifications which are reflected as a reduction of broadcast rights assets in the Company’s Consolidated Balance Sheet at December 31, 2015.
Amortization expense relating to amortizable intangible assets, excluding lease contract intangible assets, is expected to be approximately $198 million in each of 2016 and 2017, $197 million in 2018, $169 million in 2019, and $161 million in 2020. Amortization of broadcast rights contract intangible assets and liabilities is expected to result in a net reduction in broadcast rights expense of approximately $11 million in 2016, $1 million in each of 2017 and 2018 and less than $1 million in each of 2019 and 2020.
Impairment of Goodwill and Other Indefinite-lived Intangible Assets—As disclosed in Note 1, the Company reviews goodwill and other indefinite-lived intangible assets for impairment annually, or more frequently if events or changes in circumstances indicate that an asset may be impaired, in accordance with ASC Topic 350.
In the fourth quarter of 2015, the Company conducted its annual goodwill impairment test utilizing the two-step impairment test in accordance with ASC Topic 350. As a result of the impairment review, the Company recorded a non-cash impairment charge of $381 million to write down its cable reporting unit goodwill (a reporting unit within the Television and Entertainment reportable segment).
During 2015, the Company accelerated the pace of the transformation of the Company’s national general entertainment cable network, WGN America, from a superstation to a cable network. This transformation led to a strategic shift in the operations of WGN America with a renewed focus on increased household distribution and high quality syndicated and original programming that has resulted in higher carriage fee revenues and higher programming and other costs. The recent performance of the new programming has not met expectations resulting in lower than expected advertising revenues, lower margins and lower current and expected future cash flows than those used to originally record the goodwill in connection with the adoption of fresh-start reporting by Reorganized Tribune Company in December 2012.
In connection with the goodwill impairment test, the fair value of the cable reporting unit was determined with consideration of both the income and the market valuation approaches. Under the income approach, the fair value is based on projected future discounted cash flows, which requires management’s assumptions of projected revenues and related growth rates, operating margins, cash payments for broadcast rights, discount rates and terminal growth rates. The Company projected cash flows for 10 years and then applied a terminal growth rate. Key assumptions included a 10.5% discount rate and a terminal growth rate of 2% for its owned cable operations. The Company’s investment in TV Food Network included in the cable reporting unit was valued using the market approach to estimate its fair value by comparison to trading multiples of similar cable networks.
As a result of this assessment, it was determined that the carrying value of the cable reporting unit exceeded the estimated fair value. Accordingly, a second step of the goodwill impairment test (“Step 2”) was performed specific to the cable reporting unit which compared the implied fair value of the goodwill to the carrying value of such goodwill. Under Step 2, the estimated fair value of goodwill of a reporting unit is determined by calculating the residual fair value that remains after the total estimated fair value of the reporting unit is allocated to its net assets other than goodwill. Other significant intangible assets that were identified and ascribed value as part of the Step 2 included affiliate relationships, advertiser relationships and a trade name. Based on this analysis, the carrying value of the cable reporting unit goodwill exceeded its implied value by $381 million and consequently, the Company recorded an impairment charge of that amount in the Consolidated Statement of Operations for the year ended December 31, 2015. Following the impairment charge, the carrying value of the goodwill at the cable reporting unit was $723 million at December 31, 2015.
There were no goodwill impairment charges recorded in 2014 or 2013.
In the fourth quarter of 2015 and 2013, the Company recorded a non-cash pretax impairment charge of $4 million and $1 million within the Television and Entertainment segment, respectively, related to the Company’s FCC licenses. No impairment charges were recorded in 2014. The estimated fair value of each of the Company’s FCC licenses was based on discounted future cash flows for a hypothetical start-up television station in the respective market that achieves and maintains an average revenue share for four years and has an average cost structure. The impairment charge in 2015 related to one market primarily due to a decline in estimated future market revenues available to a hypothetical start-up television station in this market. For the Company’s FCC licenses, significant assumptions also include start-up operating costs for an independent station, initial capital investments and market revenue forecasts. The Company utilized a 10% discount rate and terminal growth rates ranging from 1.75% to 2.25% to estimate the fair values of its FCC licenses in the fourth quarter of 2015. Fair value estimates for each of the Company’s indefinite-lived intangible assets are inherently sensitive to changes in these estimates, particularly with respect to the FCC licenses. FCC licenses evaluated for impairment under ASC 350 in the fourth quarter of 2013 excluded the FCC licenses recorded in connection with the Local TV Acquisition (see Note 5). The Company’s fourth quarter 2013 impairment review determined that the FCC license in one of the Company’s markets was impaired. This impairment was primarily due to a decline in market share for a hypothetical start-up television station in this market.
The Company’s FCC licenses and trade name constitute nonfinancial assets measured at fair value on a nonrecurring basis in the Company’s Consolidated Balance Sheets. These nonfinancial assets are classified as Level 3 assets in the fair value hierarchy established under ASC Topic 820. See Note 11 for a description of the hierarchy’s three levels.
The determination of estimated fair values of goodwill and other indefinite-lived intangible assets requires many judgments, assumptions and estimates of several critical factors, including projected revenues and related growth rates, projected operating margins and cash flows, estimated income tax rates, capital expenditures, market multiples and discount rates, as well as specific economic factors such as market share for broadcasting and royalty rates for the trade name intangible. Adverse changes in expected operating results and/or unfavorable changes in other economic factors could result in additional non-cash impairment charges in the future under ASC Topic 350.